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                                                                   EXHIBIT 32.3

                     CERTIFICATION BY ARTHUR V. TUCKER, JR.
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Controller of Roto-Rooter, Inc. ("Company"), does hereby certify that:

         1) the Company's Quarterly Report on Form 10-Q/A or the quarter ending March 31, 2003 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   December 17, 2003                  /s/ Arthur V. Tucker, Jr.  .
         -----------------                  --------------------------
                                            Arthur V. Tucker, Jr
                                            (Vice President and
                                            Controller)
























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